Exhibit 10.4

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

THIRD AMENDMENT TO

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Third Amendment to Research Collaboration And License Agreement (“Third Amendment”), effective as of the date of last signature below (the “Third Amendment Effective Date”), confirms the mutual understanding between Merck Sharp & Dohme Corp. (“Merck”) and Bionomics Limited (“Bionomics”).

WHEREAS, Merck and Bionomics have entered into that certain Research Collaboration and License Agreement relating to α7 Activators, effective June 23, 2014, as amended by the First Amendment effective October 2, 2015, and the Second Amendment effective June 23, 2016 (as amended, the “Agreement”); and WHEREAS, the Parties wish to amend the Agreement to extend the Research Program Term and confirm the number of FTE’s to be utilized by Bionomics in performing its responsibilities under the Research Plan.

NOW, THEREFORE, the Parties hereby amend the Agreement as follows:

1.

In accordance with Section 2.14.1 of the Agreement, the Research Program Term is hereby extended to include a second Extension Research Program Term of [***], commencing on [***] (“Second Extension Research Program Term”).

2.	The Parties hereby replace in its entirety the first sentence of Section 2.8 with the following:

“During the Research Program Term, Merck will provide Bionomics with research funding pursuant to Section 5.2 for FTEs at the FTE Rate as follows: [***] FTEs during the [***] Research [***] Program Term as set forth in the Research Plan, and [***] FTEs during [***]; provided, however, that the foregoing number of FTEs shall be subject to the Joint Research Committee’s right to amend the Research Plan to (x) require additional FTEs or (y) reduce the number of FTEs, in which case of (x) and/or (y) as applicable, the following number of FTEs shall be so adjusted.”

3.	All other terms and conditions of the Agreement not specifically modified by this Third Amendment shall remain in full force and effect.

4.	Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

5.

On and after the Third Amendment Effective Date, each reference in the Agreement to this “Agreement”, “hereunder”, “herein”, “hereof’ or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Third Amendment.

6.

This Third Amendment may be signed in any number of counterparts (facsimile and electronic transmission included), each of which shall be deemed an original, but all of which shall constitute one and the same instrument. After facsimile or electronic transmission, the parties agree to execute and exchange documents with original signatures.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to the Agreement to be executed by their duly authorized representatives.

MERCK SHARP & DOHME CORP.		BIONOMICS LIMITED

By:	[***]	By:	Deborah Rathjen
Name:	[***]	Name:	Deborah Rathjen
Title:	[***]	Title:	CEO & Managing Director

Date:	November 8, 2016	Date:	November 4, 2016

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